LEGG MASON GLOBAL TRUST

                         Legg Mason Global Income Trust
                      Legg Mason International Equity Trust
                        Legg Mason Emerging Markets Trust

        Supplement dated September 8, 2005 to the Institutional Class and
            Financial Intermediary Class Prospectus dated May 1, 2005

       This supplement supercedes all prior supplements to the Prospectus.


Below are changes to the Legg Mason Global Trust Institutional Class and Financial Intermediary Class Prospectus that are being made to reflect a change in the redemption fee policy on shares of Legg Mason Emerging Markets Trust.

1. The shareholder fee table and accompanying footnotes on page 15 of the Prospectus are replaced in their entirety with the following:

                                Shareholder Fees*
                    (fees paid directly from your investment)

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              Emerging Markets Trust - Redemption Fee:           2.00%
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              International Equity Trust - Redemption Fee:       2.00%
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* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor.


2. The section entitled "How to Redeem Your Shares--Emerging Markets Trust and International Equity Trust Redemption Fee" on page 26 of the Prospectus is replaced in its entirety with the following:

These funds are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the funds' investment planning and create additional transaction and other costs. For this reason, the funds impose a 2% redemption fee on all redemptions, including exchanges, of fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee will be paid directly to the funds to help offset the costs imposed on them by short-term trading in foreign and emerging markets.

The funds will use the "first-in, first-out" method to determine the holding period of shares -- that is, the funds will assume that the oldest shares are redeemed first. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions, or to systematic plan transactions. In qualified retirement accounts invested in the funds, the redemption fee will only apply to participant initiated redemptions associated with exchanges.
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If your shares are held through an intermediary in an omnibus account, the
Portfolio relies on the intermediary to assess the redemption fee on underlying shareholder accounts. Certain intermediaries may not apply some or all of the exemptions to the redemption fee policy; therefore, redemptions by persons trading through such intermediaries will be subject to the policies of those intermediaries. If you hold shares through an intermediary, you should check with your respective intermediary to determine which transactions are subject to the redemption fee. Legg Mason seeks to identify intermediaries maintaining omnibus accounts in the Portfolio, and to ensure their implementation of the funds' redemption fee policy; however, there can be no assurance that Legg Mason will be successful in identifying all intermediaries or that the intermediaries will properly assess the fee.

Recordkeepers for retirement plan participants who are not able to implement the redemption fee because of systems limitations and who provide verification to that effect will be permitted by Legg Mason to delay the implementation of redemption fees. All such recordkeepers will be expected to implement the redemption fee by January 1 2006, implement short-term trading restrictions approved by Legg Mason to prevent excessive trading by participants until such recordkeepers have the systems capabilities to assess the fee, and set forth a redemption fee implementation plan acceptable to Legg Mason. If you purchase shares through a retirement plan, you should check with their recordkeeper to determine when redemptions will be subject to a redemption fee.

                                    * * * * *

         The section "Portfolio Management - International Equity Trust" on page 19 of the Prospectus is replaced in its entirety with the following:

International Equity Trust. Charles F. Lovejoy, CFA, Guy Bennett, CFA, Christopher W. Floyd, CFA, John S. Vietz, CFA, and Jeremy Knight are responsible for the day-to-day management of International Equity Trust.

Mr. Lovejoy has served as portfolio manager to the fund since its inception and serves as a portfolio manager on Batterymarch's international team. Mr. Bennett has served as portfolio manager to the fund since 2001. Prior to joining Batterymarch in 2001, Mr. Bennett co-headed the equity team at Goldman Sachs Asset Management in Tokyo, principally managing Japanese portfolios, with additional responsibilities in product design and business development. Mr. Floyd has been involved in the management of the fund since joining Batterymarch in 2000 as a qualitative analyst and became a portfolio manager in 2003. Prior to joining Batterymarch, Mr. Floyd held responsibilities at Cigna Investment Management, Urban & Associates, Inc. Mr. Vietz and Mr. Knight have served as portfolio managers to the fund since 2005. Prior to joining Batterymarch as a quantitative analyst in 2003, Mr. Vietz was an equity research analyst at Manning & Napier and Barra RogersCasey. Mr. Knight joined Legg Mason Investments, Batterymarch's London affiliate, in 1999. Prior to that, Mr. Knight was an analyst/fund manager at Colonial First State, with experience in U.K., European and Asian assets.

                                    * * * * *

         The first paragraph of the section "Portfolio Management - Emerging Markets Trust" on page 19 of the Prospectus is replaced in its entirety with the following:

Emerging Markets Trust. David W. Lazenby, CFA, Ray S. Prasad, CFA, Curtis A. Butler, CFA, and Emin T. Rasulov, CFA are responsible for the day-to-day management of Emerging Markets Trust.

Mr. Lazenby has served as portfolio manager to the fund since its inception and has been a member of the Batterymarch emerging markets team since joining the firm in 1987. Mr. Lazenby was named co-director of the team in 2002. Mr. Prasad has been involved in the management of the fund since 1997 performing emerging markets research and was promoted to portfolio manager in 2000. Mr. Butler has served as portfolio manager to the fund since joining Batterymarch in 2003. From 2000 to 2002, Mr. Butler managed emerging markets equities at Deutsche Asset Management/Scudder Investments and Chase Asset Management. Prior to that, Mr. Butler directed emerging markets research at Lazard Freres & Co. and held responsibilities at The Federal Reserve Bank of New York. Mr. Rasulov has served as portfolio manager to the fund since 2005. Prior to joining Batterymarch as a quantitative analyst in 2002, Mr. Rasulov held responsibilities as an intern in business development and financial analysis at MotionCommerce, Inc. and Microsoft Corporation. Prior to that, Mr. Rasulov worked at Eaton Vance and John Hancock Mutual Insurance.



You should retain this supplement with your Prospectus for future reference.